DREYFUS GLOBAL GROWTH FUND

                           c/o The Dreyfus Corporation

                                 200 Park Avenue

                            New York, New York 10166

Dear Shareholder:

          As a shareholder of Dreyfus Global Growth Fund (the "Fund"), you are being asked to vote on a Plan of Reorganization for the Fund under which all of the Fund's assets would be transferred in a tax-free reorganization to Dreyfus Premier Worldwide Growth Fund, Inc. (the "Acquiring Fund"), in exchange for Class A shares of the Acquiring Fund. If the Plan of Reorganization is approved and consummated for the Fund, you would no longer be a shareholder of the Fund, but would become a shareholder of the Acquiring Fund, which has substantially similar investment objectives and management policies as the Fund.

          AFTER CAREFUL REVIEW, THE MEMBERS OF THE FUND'S BOARD HAVE APPROVED THE PROPOSED REORGANIZATION. THE BOARD MEMBERS OF THE FUND BELIEVE THAT THE PROPOSAL SET FORTH IN THE NOTICE OF MEETING FOR THE FUND IS IMPORTANT AND RECOMMEND THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR THE PROPOSAL.

          Your vote is important. PLEASE TAKE A MOMENT TO SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. The Fund also may solicit proxies by letter or telephone. Voting by telephone will reduce the time and costs associated with the proxy solicitation. When the Fund records proxies by telephone, it will use procedures designed to (i) authenticate shareholders' identities, (ii) allow shareholders to authorize the voting of their shares in accordance with their instructions and (iii) confirm that their instructions have been recorded properly.

          Further information about the transaction is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions after considering the enclosed materials, please call 1-800-645-6561.

                                    Sincerely,

                                    Michael A. Rosenberg,
                                    Secretary

June 8, 2001

                            TRANSFER OF THE ASSETS OF
                           DREYFUS GLOBAL GROWTH FUND
                    TO AND IN EXCHANGE FOR CLASS A SHARES OF
                   DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC.

                              QUESTIONS AND ANSWERS


THE ENCLOSED MATERIALS INCLUDE A PROSPECTUS/PROXY STATEMENT CONTAINING INFORMATION YOU NEED TO MAKE AN INFORMED DECISION. HOWEVER, WE THOUGHT IT ALSO WOULD BE HELPFUL TO BEGIN BY ANSWERING SOME OF THE IMPORTANT QUESTIONS YOU MIGHT HAVE ABOUT THE PROPOSED REORGANIZATION.

WHAT WILL HAPPEN TO MY FUND INVESTMENT IF THE PROPOSED REORGANIZATION IS
APPROVED?

You will become a shareholder of Dreyfus Premier Worldwide Growth Fund, Inc. on or about August 23, 2001 ("Closing Date") and will no longer be a shareholder of the Fund, which will be dissolved pursuant to the proposed reorganization. You will receive Class A shares of Dreyfus Premier Worldwide Growth Fund with a value equal to the value of your investment in the Fund as of the Closing Date. No sales charge will be imposed at the time of the transaction, nor will you be subject to a sales charge on any additional investments you make in Class A shares of Dreyfus Premier Worldwide Growth Fund for as long as your account is open.

WHAT IS THE KEY REASON FOR THIS REORGANIZATION?

The Fund's Board believes that the reorganization will permit Fund shareholders to pursue substantially the same investment goals in a larger fund that has a lower expense ratio.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

The investment goal of each fund is to provide capital growth, with Dreyfus Premier Worldwide Growth Fund focusing on long-term capital growth consistent with the preservation of capital. Current income is a secondary goal of Dreyfus Premier Worldwide Growth Fund. The investment practices and limitations of each fund (and the related risks) are NOT identical. The Dreyfus Corporation is the investment adviser for each fund. Dreyfus has engaged Fayez Sarofim & Co. to serve as Dreyfus Premier Worldwide Growth Fund's sub-investment adviser and to provide day-to-day management of its investments, subject to the supervision of Dreyfus. Fayez Sarofim employs a "buy-and hold" investment strategy, and seeks to keep Dreyfus Premier Worldwide Growth Fund's annual Portfolio turnover rate below 15%. For additional information regarding the differences between the funds, please refer to the enclosed Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THIS PROPOSED REORGANIZATION?

Subject to shareholder approval, the proposed fund reorganization will not be a taxable event. Shareholders will not realize any capital gain or loss as a direct result of the proposed reorganization. The Fund will distribute any undistributed net investment income and net realized capital gains prior to the reorganization. Since Dreyfus Premier Worldwide Growth Fund intends to distribute any net investment income and net realized capital gains in December 2001, Fund shareholders could receive two taxable distributions on their investments this year if the reorganization is approved.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF DREYFUS PREMIER WORLWIDE GROWTH FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE FUND?

Yes. You will continue to enjoy the same shareholder privileges such as Exchange Privilege, Dreyfus TELETRANSFER Privilege, Dreyfus AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit, Dreyfus Dividend Sweep, Dreyfus Auto-Exchange Privilege and Dreyfus Automatic Withdrawal Plan. In addition, the privileges you currently have on your Fund account will transfer automatically to your Dreyfus Premier Worldwide Growth Fund account even if such privileges are not available through Dreyfus Premier Worldwide Growth Fund (E.G., if you participate in the Fund's Dreyfus Payroll Savings Plan).

WHO WILL PAY THE EXPENSES OF THE REORGANIZATION?

Because of the anticipated benefits to shareholders of each fund as a result of the reorganization, including a possible lower operating expense ratio, expenses relating to the proposed reorganization will be split proportionately between the funds, based on the net assets of each fund on the date of the reorganization.

HOW DOES THE BOARD OF TRUSTEES RECOMMEND I VOTE?

The Trustees of the Fund recommend that you vote FOR the reorganization. The Trustees believe the reorganization is in the best interests of the Fund and its shareholders.

Please note if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. Thank you in advance for your vote.

                           DREYFUS GLOBAL GROWTH FUND

                           --------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           ---------------------------


To the Shareholders:

          A Special Meeting of Shareholders of Dreyfus Global Growth Fund (the "Fund") will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, on August 16, 2001, at 10:00 a.m., for the following purposes:

                    1. To consider an Agreement and Plan of Reorganization
               providing for the transfer of all of the assets, subject to liabilities, of the Fund to Dreyfus Premier Worldwide Growth Fund, Inc. (the "Acquiring Fund") in exchange for the Acquiring Fund's Class A shares and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Exchange"). Class A shares of the Acquiring Fund received in the Exchange will be distributed by the Fund to its shareholders in liquidation of the Fund, after which the Fund will be dissolved; and

                    2. To transact such other business as may properly come
               before the meeting, or any adjournment or adjournments thereof.

          Shareholders of record at the close of business on June 1, 2001, will be entitled to receive notice of and to vote at the meeting.

                                           By Order of the Fund's Board


                                           Michael A. Rosenberg,
                                           Secretary

New York, New York
June 8, 2001

===============================================================================
                       WE NEED YOUR PROXY VOTE IMMEDIATELY

          A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND, AT SHAREHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

===============================================================================

                            TRANSFER OF THE ASSETS OF

                           DREYFUS GLOBAL GROWTH FUND

                    TO AND IN EXCHANGE FOR CLASS A SHARES OF

                   DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC.

                           PROSPECTUS/PROXY STATEMENT

                                  June 1, 2001

                         SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON August 16, 2001

          This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Dreyfus Global Growth Fund (the "Fund") to be used at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held on August 16, 2001, at 10:00 a.m., at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on June 1, 2001, are entitled to receive notice of and to vote at the Meeting.

          It is proposed that the Fund transfer all of its assets, subject to liabilities, to Dreyfus Premier Worldwide Growth Fund, Inc. (the "Acquiring Fund") in exchange for Class A shares of the Acquiring Fund, all as more fully described in this Prospectus/Proxy Statement (the "Exchange"). Upon consummation of the Exchange, the Acquiring Fund shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of Acquiring Fund shares (or fractions thereof) for Fund shares held prior to the Exchange. Thus, it is contemplated that each shareholder will receive for his or her Fund shares a number of Class A shares (or fractions thereof) of the Acquiring Fund equal in value to the aggregate net asset value of the shareholder's Fund shares as of the date of the Exchange.

          This Prospectus/Proxy Statement, which should be retained for future reference concisely sets forth information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund.

          A Statement of Additional Information ("SAI") dated June 1, 2001, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety. The Commission maintains a Web site (HTTP://WWW.SEC.GOV) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Fund. A copy of the SAI is available without charge by calling 1-800-645-6561, or writing to the Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

------------------------------------------------------------------------------

          SHARES OF THE ACQUIRING FUND AND FUND ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. INVESTING IN THE ACQUIRING FUND, AS IN THE FUND, INVOLVES CERTAIN RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

------------------------------------------------------------------------------

          THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE ACQUIRING FUND'S SHARES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

------------------------------------------------------------------------------

          The Fund and the Acquiring Fund are open-end, management investment companies advised by The Dreyfus Corporation ("Dreyfus"). The funds have substantially similar investment objectives and management policies. However, the investment practices and limitations of each fund (and the related risks) are not identical. The substantive differences between the Fund and the Acquiring Fund are set forth in this Prospectus/Proxy Statement.

          The Acquiring Fund's Prospectus dated March 1, 2001 and the Acquiring Fund's Annual Report for its fiscal year ended October 31, 2000, including its audited financial statements for the fiscal year, each accompany this Prospectus/Proxy Statement. Such Prospectus and financial statements are incorporated in this Prospectus/Proxy Statement by reference. FOR A FREE COPY OF THE FUND'S PROSPECTUS DATED MAY 1, 2001 AND ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, WRITE TO THE FUND AT ITS OFFICES LOCATED AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-645-6561.

          Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by giving another proxy or by letter or telegram directed to the Fund, which must indicate the shareholder's name and account number. To be effective, such revocation must be received before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. As of May 10, 2001, there were 2,061,239.805 Fund shares issued and outstanding.

          Proxy materials will be mailed to shareholders of record on or about June 8, 2001.

                                TABLE OF CONTENTS

Summary....................................................................4

Reasons for the Exchange..................................................14

Information about the Exchange............................................15

Additional Information about the Acquiring Fund and the Fund..............17

Voting Information........................................................17

Financial Statements and Experts..........................................19

Other Matters.............................................................19

Notice to Banks, Broker/Dealers and Voting Trustees and Their Nominees....19

Exhibit A: Agreement and Plan of Reorganization..........................A-1

               APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE TRANSFER OF ALL OF THE ASSETS OF
                         THE FUND TO THE ACQUIRING FUND

                                     SUMMARY

          This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund's Prospectus, the Fund's Prospectus and the form of Agreement and Plan of Reorganization attached to this Prospectus/Proxy Statement as Exhibit A.

          PROPOSED TRANSACTION. The Fund's Board, including the Board members who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), has approved unanimously an Agreement and Plan of Reorganization (the "Plan") for the Fund. The Plan provides that, subject to the requisite approval of the Fund's shareholders, on the date of the Exchange the Fund will assign, transfer and convey to the Acquiring Fund all of the assets (subject to liabilities) of the Fund, including all securities and cash, in exchange for Class A shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets. The Fund will distribute all Acquiring Fund shares received by it among its shareholders so that each Fund shareholder will receive a pro rata distribution of Class A shares (or fractions thereof) of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Exchange. Thereafter, the Fund will be dissolved.

          As a result of the Exchange, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Exchange. No sales charge will be imposed at the time of the Exchange.

          The Fund's Board has concluded unanimously that the Exchange would be in the best interests of the Fund and its shareholders and the interests of existing shareholders of the Fund would not be diluted as a result of the transactions contemplated thereby. See "Reasons for the Exchange."

          TAX CONSEQUENCES. As a condition to the closing of the Exchange, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for Federal income tax purposes, (a) no gain or loss will be recognized by the Fund's shareholders as a result of the Exchange, (b) the holding period and aggregate tax basis of Acquiring Fund shares received by a Fund shareholder will be the same as the holding period and aggregate tax basis of the shareholder's Fund shares, and (c) the holding period and tax basis of the Fund's assets transferred to the Acquiring Fund as a result of the Exchange will be the same as the holding period and tax basis of such assets held by the Fund immediately prior to the Exchange. See "Information about the Exchange--Federal Income Tax Consequences."

          COMPARISON OF THE FUND AND ACQUIRING FUND. The following discussion is primarily a summary of certain parts of the Fund's Prospectus and the Acquiring Fund's Prospectus. Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in such Prospectuses, which are incorporated herein by reference.

          GOAL/APPROACH. Both the Fund and Acquiring Fund seek to provide capital growth, with the Acquiring Fund focusing on long-term capital growth consistent with the preservation of capital. Current income is a secondary goal of the Acquiring Fund.

          To pursue their goals, the Acquiring Fund and the Fund each normally invest in the common stock of foreign and U.S. companies. To a limited extent, the Acquiring Fund and Fund may invest in fixed-income securities.

          The Fund generally maintains at least 25% of its assets in U.S. companies. The Fund focuses on proven growth companies with strong brand names, growing market shares, high barriers to entry and untapped market opportunities. In choosing stocks, the Fund conducts a "bottom-up" approach, focusing on individual stock selection rather than on macroeconomic factors. There are no country allocation models or targets. The Fund is particularly alert to companies whose revenue growth and earnings growth are faster than those of industry peers or the local market. The Fund typically sells a stock when its growth forecast is reduced, its valuation target is reached, or the portfolio manager decides to reduce the weighting in its market.

          The Acquiring Fund normally will invest at least 25% of its assets in foreign companies. The Acquiring Fund focuses on "blue chip" multinational companies (I.E., large, established, globally managed companies that manufacture and distribute their products and services throughout the world) with total market values of more than $5 billion. The Acquiring Fund employs a "buy-and-hold" investment strategy that seeks to keep annual portfolio turnover below 15%, which (i) helps reduce the Acquiring Fund's trading costs and (ii) minimizes tax liability by limiting the distribution of capital gains. As a result, the Acquiring Fund invests for long-term growth rather than short-term profits.

          In choosing stocks, the Acquiring Fund first identifies economic sectors that it believes will expand over the next three to five years or longer. Using fundamental analysis, the Acquiring Fund then seeks companies within these sectors that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth. The Acquiring Fund also is alert to companies that it considers undervalued in terms of earnings, assets or growth prospects. The Acquiring Fund generally maintains relatively large positions in the securities it purchases. The Acquiring Fund typically sells a stock when there is a change in the company's business fundamentals or in the Acquiring Fund's view of company management.

          Each of the Fund and Acquiring Fund may engage in foreign currency transactions, primarily to hedge its portfolio and manage exposure to certain foreign markets. The Fund may engage in futures and options transactions, lend portfolio securities, short-sell securities and borrow money for investment purposes. The Acquiring Fund does not use such investment techniques.

          The Fund is a non-diversified investment company, and the Acquiring Fund is a diversified investment company. As a diversified fund, the Acquiring Fund is required under the 1940 Act to spread its investments among more issuers.

          For more information on either the Fund's or Acquiring Fund's management policies, see "Goal/Approach" in the relevant Prospectus and "Description of the Fund" in the relevant Statement of Additional Information.

          The Acquiring Fund is incorporated under the laws of the State of Maryland. The Fund is an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts. See "Certain Organizational Differences Between the Acquiring Fund and the Fund" below.

          MAIN RISKS. The risks associated with an investment in the Acquiring Fund and Fund are substantially similar. While stocks historically have been a leading choice of long-term investors, they do fluctuate in price depending on the performance of the companies that issued them, general market and economic conditions and investor confidence. The value of your investment in the Acquiring Fund, as in the Fund, will rise and fall, which means that you could lose money.

          The Acquiring Fund and the Fund invest in growth companies. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors may punish the stock prices inordinately, even if the earnings show an absolute increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

          The Acquiring Fund holds large positions in a relatively small number of stocks. Because the Acquiring Fund focuses on "blue-chip" multinational companies with total market values of more than $5 billion (I.E., large-capitalization stocks), the Acquiring Fund's performance can be volatile when the large-capitalization sector of the market is out of favor with investors. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Acquiring Fund's performance may sometimes be lower or higher than that of other types of funds (such as those investing in small- and/or mid-capitalization companies).

          The Acquiring Fund and the Fund invest in foreign companies. As a result, the performance of the Acquiring Fund and the Fund will be influenced by political, social and economic risks affecting foreign companies throughout the world. These risks include changes in currency exchange rates, a lack of comprehensive company information, political instability, differing auditing and legal standards, and potentially less liquidity than domestic securities.

          In addition, the Fund may invest in the stocks of companies located in countries with emerging markets. Emerging markets generally have economic structures that are less diverse and mature, and political systems that are less stable than those of developed countries. Emerging markets may be more volatile than the markets of more mature economies, and the securities of companies located in emerging markets are often subject to rapid and large price fluctuations. Although the Acquiring Fund is not prohibited from investing in emerging markets, the Acquiring Fund focuses on large, globally managed companies that manufacture and distribute their products and services throughout the world. Such companies may be subject to the risks that are involved in investing in foreign companies.

          The Acquiring Fund and the Fund may engage in foreign currency transactions. While used primarily to hedge the funds' portfolios and manage exposure to certain foreign markets, such transactions can increase the funds' volatility and lower their returns.

          The Fund, at times, may use derivatives, such as options and futures, to hedge its portfolio or to increase returns. Derivatives can be illiquid and highly volatile. A small investment in certain derivatives could have a potentially large impact on the Fund's performance. The Acquiring Fund may not use derivatives.

          The Fund can buy securities with borrowed money (which is a form of leverage), which could have the effect of magnifying the Fund's gains or losses. While the Acquiring Fund is permitted to borrow money for any purpose, including for investment purposes, it currently intends to borrow money only for temporary or emergency purposes.

          In addition, in contrast to the Acquiring Fund, the Fund may engage in short-selling and lending its portfolio securities. Each of these practices are subject to certain risks as described in the Fund's Statement of Additional Information.

          At times, the Fund may engage in short-term trading, particularly during times of market volatility, which could produce higher brokerage costs and taxable distributions and lower after-tax performance. In contrast, the Acquiring Fund employs a "buy-and-hold" strategy and seeks to keep annual portfolio turnover below 15%.

          Under adverse market conditions, the Fund or Acquiring Fund could invest some or all of its assets in money market securities. Although the Fund or Acquiring Fund would do this to avoid losses, it could reduce the benefit from any upswing in the market. During such periods, the Fund or Acquiring Fund may not achieve its investment objective.

          See "Main Risks" in the relevant Prospectus and "Description of the Fund" in the relevant Statement of Additional Information for a more complete description of investment risks.

          SALES CHARGES. The Fund's shares are offered at net asset value per share ("NAV") without a sales charge (load). Class A shares of the Acquiring Fund are subject to a maximum front-end sales charge of 5.75% of the offering price. In addition, Class A shares of the Acquiring Fund purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year after purchase are subject to a 1% contingent deferred sales charge ("CDSC"). However, Class A shares of the Acquiring Fund received by Fund shareholders in the Exchange will NOT be subject to a front-end sales charge or CDSC. In addition, each Fund shareholder who participates in the Exchange will be able to purchase at NAV (without the imposition of any front-end sales charge or CDSC) additional Class A shares of the Acquiring Fund for such shareholder's account opened at the time of the Exchange. See "Account Policies--Share Class Charges" in the Acquiring Fund's Prospectus for a discussion of the initial sales charge and CDSC imposed on Class A shares of the Acquiring Fund.

          FEES AND EXPENSES. The following information concerning fees and expenses of the Fund and Acquiring Fund is derived from information set forth under the caption "Expenses" in the relevant Prospectus. The fees and expenses set forth below are for the fiscal year ended December 31, 2000 for the Fund and October 31, 2000 for the Acquiring Fund. The "Pro Forma After Exchange" operating expenses information is based on the net assets and fund accruals of the Fund and Acquiring Fund as of December 31, 2000, as adjusted showing the effect of the Exchange had it occurred on such date. The Acquiring Fund and Fund pay the same management fee, but the overall expense ratio of the Class A shares of the Acquiring Fund is lower than that of the Fund. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the respective share price.

ANNUAL FUND OPERATING EXPENSES

(EXPENSES PAID FROM FUND ASSETS)

(percentage of average daily net assets):

                                                                Pro Forma
                                                                  After
                                             Acquiring          Exchange
                                  Fund         Fund           Acquiring Fund
                                  Shares    Class A Shares     Class A Shares
                                 --------   --------------    -----------------
Management fees                   .75%          .75%              .75%
Rule 12b-1 fee                    None          None              None
Shareholder services fee          .25%          .25%              .25
Other expenses                    .37%          .16%              .15%
Total                             1.37%        1.16%             1.15%

-------------------------------------------------------------------------------

EXAMPLE

          This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. BECAUSE EACH FUND SHAREHOLDER WHO PARTICIPATES IN THE EXCHANGE WILL BE ABLE TO PURCHASE ADDITIONAL CLASS A SHARES IN SUCH ACCOUNTS AT NAV WITHOUT THE IMPOSITION OF ANY FRONT-END SALES CHARGE OR CDSC, THE EXAMPLE DOES NOT REFLECT THE SALES CHARGES OTHERWISE APPLICABLE TO CLASS A SHAREHOLDERS (IF SALES CHARGES WERE REFLECTED, THE FIGURES WOULD BE HIGHER). The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                                               Acquiring Fund
                                                               Class A Shares
                                      Acquiring Fund             Pro Forma
                Fund Shares           Class A Shares           After Exchange


1 Year              $  139               $  118                 $  117
3 Years             $  434               $  368                 $  365
5 Years             $  750               $  638                 $  633
10 Years            $1,646               $1,409                 $1,398


          PAST PERFORMANCE. The bar chart and table below show some of the risks of investing in the Acquiring Fund. The bar chart shows the changes in the Acquiring Fund's Class A shares performance from year to year. Sales loads are not reflected in the chart; if they were, the returns would have been lower. The table compares the Acquiring Fund's Class A shares average annual total return to that of the Morgan Stanley Capital International (MSCI) World Index, an unmanaged index of the performance of selected securities listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand and the Far East. For performance information of the Fund, see the Fund's Prospectus under the caption "Past Performance." Of course, past performance is no guarantee of future results.

CLASS A SHARES OF THE ACQUIRING FUND
YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)

                                 2.00  27.71  23.36  23.77  28.65  16.20  -5.03
                 '91  '92  '93   '94    '95    '96    '97    '98    '99    '00

Best Quarter:              Q4 '98     20.12%
Worst Quarter:             Q3 '98    -12.82%

THE YEAR-TO-DATE TOTAL RETURN FOR THE CLASS A SHARES OF THE ACQUIRING FUND AS OF 3/31/01 WAS -13.13%.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/00

                                                                 Since Inception
                                 1 Year         5 Years            (7/15/93)

Class A Shares (with sales       -10.50%          15.36%            15.12%
charge)
Class A Shares (without sales     -5.03%          16.73%            16.03%
charge)
MSCI World Index                 -13.18%          12.12%            12.32%*
--------------------

* For comparative purposes, the value of the index on 6/30/93 is used as the beginning value on 7/15/93.

          INVESTMENT RESTRICTIONS. The 1940 Act requires that a relatively limited number of investment policies and restrictions be designated as fundamental policies that cannot be changed without shareholder approval. One such fundamental policy is a fund's classification as either a diversified or non-diversified investment company. The Acquiring Fund is a diversified investment company which may not invest more than 5% of the value of its assets in the obligations of a single issuer, except that up to 25% of the value of the Acquiring Fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased, without regard to such limitation. The Fund is a non-diversified investment company, meaning the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. However, each seeks to meet the diversification requirements of the Internal Revenue Code and qualify as a regulated investment company. To meet Federal tax requirements, at the close of each quarter a fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer.

          INVESTMENT ADVISER. The investment adviser for the Acquiring Fund and Fund is Dreyfus, located at 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $162 billion in over 190 mutual fund portfolios. Dreyfus is the primary mutual fund business of Mellon Financial Corporation ("Mellon"), a global financial services company with approximately $2.8 trillion of assets under management, administration or custody, including approximately $520 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.

          Dreyfus has engaged Fayez Sarofim & Co. (the "Sub-Adviser"), located at Two Houston Center, Suite 2907, Houston, Texas 77010, to serve as the Acquiring Fund's sub-investment adviser pursuant to an agreement between Dreyfus and the Sub-Adviser. The Sub-Adviser, subject to Dreyfus' supervision and approval, provides investment advisory assistance and research and the day-to-day management of the Acquiring Fund's investments. As of December 31, 2000, the Sub-Adviser managed approximately $5.4 billion in assets for five other registered investment companies and provided investment advisory services to discretionary accounts having aggregate assets of approximately $41.2 billion. Dreyfus, and not the Acquiring Fund, pays the Sub-Adviser an annual fee based upon a percentage of the Acquiring Fund's average daily net assets. For details on the annual fee paid to the Sub-Adviser by Dreyfus, see the Acquiring Fund's Statement of Additional Information under the caption "Management Arrangements--Sub-Investment Adviser."

          PRIMARY PORTFOLIO MANAGER. Fayez Sarofim, president and chairman of the Sub-Adviser, has been the Acquiring Fund's primary portfolio manager since inception. Mr. Sarofim founded the Sub-Adviser in 1958. Douglas A. Loeffler has served as the Fund's primary portfolio manager since February 1999. He has been employed by Dreyfus since February 1999 and has been employed by Founders Asset Management LLC, an affiliate of Dreyfus, since 1995.

          BOARD MEMBERS. Other than Joseph S. DiMartino, who is Chairman of the Board of the Acquiring Fund and Fund, each fund has different Board members. For a description of the Board members, see the relevant Statement of Additional Information under the caption "Management of the Fund."

          CAPITALIZATION. The Fund is authorized to issue one class of shares. The Acquiring Fund's shares are classified into five classes--Class A, Class B, Class C, Class R and Class T. The following table sets forth, as of December 31, 2000, (1) the capitalization of the Fund, (2) the capitalization of Class A shares of the Acquiring Fund and (3) the pro forma capitalization of Class A shares of the Acquiring Fund, as adjusted showing the effect of the Exchange had it occurred on such date.


                                                        Pro Forma After Exchange
                                    Acquiring Fund            Acquiring Fund
                         Fund       Class A Shares            Class A Shares
                         -----      ---------------     ------------------------
Total net assets       $58,169,669   $485,683,981          $ 543,853,650

Net asset value
  per share            $     26.94   $      36.25          $       36.25

Shares outstanding       2,159,621     13,399,832             15,004,803


          Total net assets of the Acquiring Fund (Classes A, B, C, R and T), as of December 31, 2000, were approximately $1.688 billion.

          PURCHASE PROCEDURES. The purchase procedures of the Fund and Acquiring Fund are substantially similar, but differ in that the Acquiring Fund shares are primarily offered to persons investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan. The automatic investment services are substantially the same, except that the Acquiring Fund does not offer Dreyfus Payroll Savings Plan.

          SHAREHOLDER SERVICES PLAN. Each of the Fund and the Acquiring Fund with respect to its Class A shares has adopted a Shareholder Services Plan, pursuant to which it pays the distributor a fee at the annual rate of 0.25% of the value of the average daily net assets of the Fund and Class A shares of the Acquiring Fund, respectively. The Acquiring Fund also has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act which is applicable only to Class B, Class C and Class T shares of the Acquiring Fund. See "Distribution Plan and Shareholder Services Plan--Shareholder Services Plan" in the Acquiring Fund's Statement of Additional Information and "Shareholders Services Plan" in the Fund's Statement of Additional Information for a discussion of each fund's Shareholder Services Plan.

          REDEMPTION PROCEDURES. The redemption procedures of the Fund and Acquiring Fund are substantially similar. See "Account Policies--Selling Shares" and "Instructions for Regular Accounts" or "Instructions for IRAs" in the relevant Prospectus for a discussion of redemption procedures.

          DISTRIBUTIONS. The dividend and distributions policies of the Fund and Acquiring Fund are identical. See "Distributions and Taxes" in the relevant Prospectus for a discussion of such policies.

          SHAREHOLDER SERVICES. The shareholder services offered by the Fund and Acquiring Fund are substantially similar, except that the Acquiring Fund does not offer the Dreyfus Payroll Savings Plan. The privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund. See "Services for Fund Investors" in the relevant Prospectus for a further discussion of the shareholder services offered.

          CERTAIN ORGANIZATIONAL DIFFERENCES BETWEEN THE ACQUIRING FUND AND FUND. The Fund is organized as a Massachusetts business trust, and the rights of its shareholders are governed by the Fund's Agreement and Declaration of Trust (the "Trust Agreement"), its By-Laws and applicable Massachusetts law. The Acquiring Fund is a Maryland corporation, and the rights of its shareholders are governed by its Articles of Incorporation (the "Charter"), its By-Laws and the Maryland General Corporation Law (the "Maryland Code"). Certain relevant differences between the two forms of organization are summarized below.

          SHAREHOLDER MEETINGS AND VOTING RIGHTS. Generally, neither the Acquiring Fund nor the Fund is required to hold annual meetings of its shareholders. The relevant Board is required to call a special meeting of shareholders for the purpose of removing a Board member when requested in writing to do so by the holders of at least 10% of its outstanding shares entitled to vote. Moreover, the Board will call a meeting of shareholders for the purpose of electing Board members if any time less than a majority of the Board members then holding office have been elected by the shareholders.

          Shares of the Fund and Acquiring Fund are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Generally, on matters submitted to a vote of shareholders, all shares of the Fund and Acquiring Fund then entitled to vote will be voted in the aggregate as a single class. The Trust Agreement provides that 30% of the shares entitled to vote shall constitute a quorum for the transaction of business at a shareholders' meeting. The Acquiring Fund's Charter provides that 33-1/3% of the shares entitled to vote shall constitute a quorum for the transaction of business at a stockholders meeting. Matters requiring a larger vote by law or under the organizational documents for the Fund or Acquiring Fund are not affected by such quorum requirements.

          SHAREHOLDER LIABILITY. Under Maryland law, Acquiring Fund stockholders have no personal liability as such for the Acquiring Fund's acts or obligations.

          Under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, could be held personally liable for the obligations of the business trust. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in every note, bond, contract or other undertaking issued or entered into by or on behalf of the Fund, or the Fund's Trustees. The Trust Agreement provides for indemnification out of the Fund's property of all losses and expenses of any shareholder held personally liable for the obligations of the Fund solely by reason of being or having been a Fund shareholder and not because of such shareholder's acts or omissions or some other reason. Thus, the Fund considers the risk of a Fund shareholder incurring financial loss on account of shareholder liability to be remote because it is limited to circumstances in which a disclaimer is inoperative or the Fund itself would be unable to meet its obligations. The Trust Agreement also provides that the Fund, upon request, will assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon.

          LIABILITY AND INDEMNIFICATION OF BOARD MEMBERS. Under Maryland law, the Acquiring Fund's Charter and By-Laws and subject to the 1940 Act, a Director or officer of the Acquiring Fund is not liable to the Acquiring Fund or its stockholders for monetary damages except to the extent he or she receives an improper personal benefit or his or her action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated. In addition, a Director is entitled to indemnification against judgments, penalties, fines, settlements and reasonable expenses unless his or her act or omission was material to the cause of action and was committed in bad faith or was the result of active and deliberate dishonesty or the individual received an improper personal benefit (or, in a criminal case, had reasonable cause to believe that his or her act or omission was unlawful). Indemnification may be made against amounts recovered by settlement of suits brought by or in the right of the Acquiring Fund except where the individual is adjudged liable to the Acquiring Fund. The termination of a civil proceeding by judgment, order or settlement does not create a presumption that the requisite standard of conduct was not met. A Director or officer is entitled to advances of expenses in the course of litigation if (i) such Director or officer undertakes to repay such sums if indemnification ultimately is denied and provides acceptable security, (ii) the Acquiring Fund is insured against losses arising from the advances, or (iii) the disinterested non-party directors or independent legal counsel determine there is a reason to believe the Director or officer ultimately will be found to be entitled to indemnification. Officers, employees and agents may be indemnified to the same extent as Directors and to such further extent as is consistent with law.

          If these provisions of Maryland law are amended, the Directors and officers will be entitled to limited liability and to indemnification to the fullest extent of Maryland law as amended. No amendment or repeal of the provisions of the Charter relating to limited liability and indemnification will apply to any event, omission or proceeding that precedes the amendment or repeal.

          Under the Fund's Trust Agreement and By-Laws, subject to the 1940 Act, a Trustee is entitled to indemnification against all liability and expenses reasonably incurred by such Trustee in connection with the defense or disposition of any threatened or actual proceeding by reason of his or her being or having been a Trustee, unless such Trustee is adjudicated to have acted with bad faith, willful misfeasance, gross negligence or in reckless disregard of his or her duties. Officers, employees and agents of the Fund may be indemnified to the same extent as Trustees.

          Under the 1940 Act, a director or trustee may not be protected against liability to a fund and its security holders to which he or she would otherwise be subject as a result of his or her willful misfeasance, bad faith or gross negligence in the performance of his or her duties, or by reason of reckless disregard of his or her obligations and duties.

                                * * * * * * * * *

          The foregoing is only a summary of certain differences between the Acquiring Fund, the Acquiring Fund's Charter, By-Laws and Maryland law, and the Fund, the Fund's Trust Agreement, By-Laws and Massachusetts law. It is not a complete list of differences, but only of material differences. Shareholders desiring copies of the Acquiring Fund's Charter and By-Laws or the Fund's Trust Agreement and By-Laws should write to the relevant fund at 200 Park Avenue, New York, New York 10166, Attention: Legal Department.

                            REASONS FOR THE EXCHANGE

          The Board members for the Fund and the Acquiring Fund have concluded that the Exchange is in the best interests of the funds and their respective shareholders. Each Board believes that the Exchange will permit their respective shareholders to pursue substantially similar investment goals in a larger fund without diluting such shareholders' interests. As of March 31, 2001, the Fund had assets of approximately $44.6 million and the Acquiring Fund had assets of approximately $1.42 billion. Also, the expense ratio of Class A shares of the Acquiring Fund is lower than that of the Fund shares.

          In determining whether to recommend approval of the Exchange, each Board considered the following factors, among others: (1) the compatibility of the Fund's and the Acquiring Fund's investment objective, management policies and investment restrictions, as well as shareholder services offered by the Fund and Acquiring Fund; (2) the terms and conditions of the Exchange and whether the Exchange would result in dilution of shareholder interests; (3) expense ratios and information regarding the fees and expenses of the Fund and Acquiring Fund, as well as the estimated expense ratio of the combined Acquiring Fund; (4) the tax consequences of the Exchange; and (5) the estimated costs to be incurred by the Fund and Acquiring Fund in connection with the Exchange.

                         INFORMATION ABOUT THE EXCHANGE

          PLAN OF EXCHANGE. The following summary of the Plan is qualified in its entirety by reference to the form of Plan attached hereto as Exhibit A. The Plan provides that the Acquiring Fund will acquire all of the assets of the Fund in exchange for Class A shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities on or about August 23, 2001, or such other date as may be agreed upon by the duly authorized officers of the parties (the "Closing Date"). The number of Class A shares of the Acquiring Fund to be issued to the Fund will be determined on the basis of the relative net asset values per share and aggregate net assets of the Fund's shares and Class A shares of the Acquiring Fund, computed on the Closing Date as of the close of trading on the floor of the New York Stock Exchange (currently at 4:00 p.m., New York time). Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are described under the caption "Account Policies--Buying Shares" in the Acquiring Fund's Prospectus and under the caption "Determination of Net Asset Value" in the Acquiring Fund's Statement of Additional Information.

          Prior to the Closing Date, the Fund will declare a dividend or dividends which, together with all dividends that have been declared previously, will have the effect of distributing to Fund shareholders all of the Fund's previously undistributed investment company taxable income, if any, for the tax period ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax period ending on or prior to the Closing Date, and all of its previously undistributed net capital gain realized in the tax period ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

          As conveniently as practicable after the Closing Date, the Fund will liquidate and distribute pro rata to its shareholders of record, as of the close of business on the Closing Date, Class A shares of the Acquiring Fund received by it in the Exchange. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account representing the respective pro rata number of Class A shares of the Acquiring Fund due to the shareholder. After such distribution and the winding up of its affairs, the Fund will be dissolved. After the Closing Date, any outstanding certificates representing Fund shares will represent Class A shares of the Acquiring Fund distributed to the record holders of the Fund. Upon presentation to the transfer agent of the Acquiring Fund, Fund share certificates will be exchanged for Class A share certificates of the Acquiring Fund. Certificates for Class A shares of the Acquiring Fund will be issued only upon the investor's written request.

          The Plan may be amended at any time prior to the Exchange. The Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Fund and Acquiring Fund under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of the Fund and Acquiring Fund being confirmed by the respective parties.

          The total expenses of the Exchange are expected to be approximately $65,000, which will be borne pro rata according to the aggregate net assets of the Acquiring Fund and Fund. In addition to the use of the mails, proxies may be solicited personally, by telephone or by telegraph, and the Fund may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. In addition, the Fund may retain an outside firm to solicit proxies on behalf of the Fund's Board. The cost to the Fund of any such outside firm solicitation is estimated to be approximately $16,000.

          If the Exchange is not approved by the Fund's shareholders, the Fund's Board will consider other appropriate courses of action, including liquidating the Fund.

          FEDERAL INCOME TAX CONSEQUENCES. The exchange of Fund assets for Acquiring Fund shares is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a condition to the closing of the Exchange, the Acquiring Fund and the Fund will receive the opinion of Stroock & Stroock & Lavan LLP, counsel to the Acquiring Fund and Fund, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for Federal income tax purposes: (1) the transfer of all of the Fund's assets in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Fund's liabilities will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code with respect to the Fund;
(2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Fund's assets solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of liabilities of the Fund; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Fund's liabilities or upon the distribution (whether actual or constructive) of Acquiring Fund shares to Fund shareholders in exchange for their Fund shares; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of Fund shares for Acquiring Fund shares; (5) the aggregate tax basis for Acquiring Fund shares received by each Fund shareholder pursuant to the Exchange will be the same as the aggregate tax basis for Fund shares held by such shareholder immediately prior to the Exchange, and the holding period of Acquiring Fund shares to be received by each Fund shareholder will include the period during which Fund shares surrendered in exchange therefor were held by such shareholder (provided Fund shares were held as capital assets on the date of the Exchange); and (6) the tax basis of Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Fund immediately prior to the Exchange, and the holding period of Fund assets in the hands of the Acquiring Fund will include the period during which those assets were held by the Fund.

          NEITHER THE FUND NOR THE ACQUIRING FUND HAS SOUGHT A TAX RULING FROM THE INTERNAL REVENUE SERVICE ("IRS"). THE OPINION OF COUNSEL IS NOT BINDING ON THE IRS NOR DOES IT PRECLUDE THE IRS FROM ADOPTING A CONTRARY POSITION. Fund shareholders should consult their tax advisers regarding the effect, if any, of the proposed Exchange in light of their individual circumstances. Because the foregoing discussion relates only to the Federal income tax consequences of the Exchange, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Exchange.

                    REQUIRED VOTE AND BOARD'S RECOMMENDATION

          The Fund's Board has approved the Plan and the Exchange and has determined that (i) participation in the Exchange is in the Fund's best interests and (ii) the interests of shareholders of the Fund will not be diluted as a result of the Exchange. Pursuant to the Fund's charter documents, an affirmative vote of a majority of the Fund's shares outstanding and entitled to vote is required to approve the Plan and the Exchange.

         THE FUND'S BOARD, INCLUDING THE "NON-INTERESTED" BOARD MEMBERS,
                 UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE
                  "FOR" APPROVAL OF THE PLAN AND THE EXCHANGE.

          ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND

          Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring Fund Prospectus forming a part of its Registration Statement on Form N-1A (File No. 33-58282). Information about the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund's Prospectus forming a part of the Fund's Registration Statement on Form N-1A (File No. 33-6196).

          The Acquiring Fund and Fund are subject to the requirements of the 1940 Act, and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Acquiring Fund or Fund may be inspected and copied at the Public Reference Facilities of the Commission at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549 and at the Northeast regional office of the Commission at 7 World Trade Center, Suite 1300, New York, New York 10048. Text-only versions of fund documents can be viewed on-line or downloaded from www.sec.gov. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

                               VOTING INFORMATION

          In addition to the use of the mails, proxies may be solicited personally or by telephone, and persons holding Fund shares in their names or in nominee name may be paid for their expenses in sending soliciting materials to their principals. The Fund may retain an outside firm to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

          Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited, the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

          If a proxy is executed properly and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the Proposal.

          In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the Proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the Proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the Proposal against any adjournment. A quorum is constituted by the presence in person or by proxy of the holders of more than 30% of the outstanding Fund shares entitled to vote at the Meeting.

          The votes of the Acquiring Fund's shareholders are not being solicited since their approval or consent is not necessary for the Exchange.

          As of April 11, 2001, no persons were known by the Fund to own of record 5% or more of the outstanding voting shares of the Fund.

          As of April 11, 2001, the following were known by the Acquiring Fund to own of record 5% or more of the outstanding voting shares of Class A:


 NAME AND ADDRESS                    PERCENTAGE OUTSTANDING
------------------                   ----------------------
                       Before Exchange Acquiring   After Exchange Acquiring Fund
                          Fund Class A Shares                Class A Shares

Merrill Lynch Pierce            10.05%                      9.74%
Fenner & Smith For
the Sole Benefit
FBO Customers Exclusively
Attn: Fund Administration
4800 Deer Lake Drive East,
Floor 3
Jacksonville Fl 32246-6484

Charles Schwab & Company Inc     8.76%                      8.49%
Reinvest Account
Attn: Mutual Funds
101 Montgomery Street
San Francisco CA 94104-4122


          As of April 12, 2001, Directors and officers of the Acquiring Fund, as a group, owned less than 1% of the Acquiring Fund's outstanding shares. As of April 12, 2001, Trustees and officers of the Fund, as a group, owned less than 1% of the Fund's outstanding shares.

                        FINANCIAL STATEMENTS AND EXPERTS

          The audited financial statements of the Fund for the fiscal year ended December 31, 2000 and the audited financial statements of the Acquiring Fund for the fiscal year ended October 31, 2000, have been incorporated herein by reference in reliance upon the reports of Ernst & Young LLP, each fund's independent auditors, given on their authority as experts in accounting and auditing.

                                  OTHER MATTERS

          The Fund's Trustees are not aware of any other matters which may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

               NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES

                               AND THEIR NOMINEES

          Please advise the Fund, in care of Dreyfus Transfer, Inc., P.O. Box 9671, Providence, Rhode Island 02940-9671, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

          IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                    EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

          AGREEMENT AND PLAN OF REORGANIZATION dated April 11, 2001 (the "Agreement"), between DREYFUS GLOBAL GROWTH FUND (the "Fund"), a Massachusetts business trust, and DREYFUS PREMIER WORLWIDE GROWTH FUND, INC. (the "Acquiring Fund"), a Maryland corporation.

          This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Fund in exchange solely for Class A shares of common stock, par value $.001 per share, of the Acquiring Fund (the "Acquiring Fund Shares") and the assumption by the Acquiring Fund of certain liabilities of the Fund and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

          WHEREAS, the Fund is a registered, non-diversified, open-end management investment company, and the Acquiring Fund is a registered, diversified, open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

          WHEREAS, both the Acquiring Fund and the Fund are authorized to issue their respective shares of common stock and beneficial interest;

          WHEREAS, the Acquiring Fund's Board has determined that the exchange of all of the assets of the Fund and certain liabilities of the Fund for Acquiring Fund Shares and the assumption of such liabilities is in the best interests of the Acquiring Fund's shareholders and that the interests of the Acquiring Fund's existing shareholders would not be diluted as a result of this transaction; and

          WHEREAS, the Fund's Board has determined that the exchange of all of the assets and certain of the liabilities of the Fund for Acquiring Fund Shares and the assumption of such liabilities is in the best interests of the Fund's shareholders and that the interests of the Fund's existing shareholders would not be diluted as a result of this transaction:

          NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

          1. TRANSFER OF ASSETS OF THE FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF FUND LIABILITIES AND LIQUIDATION OF THE FUND.

          1.1 Subject to the terms and conditions contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash (subject to liabilities), and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (ii) to assume certain liabilities of the Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date") provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

          1.2 The Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund prepared by The Dreyfus Corporation ("Dreyfus"), as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

          1.3 Delivery of the assets of the Fund to be transferred shall be made on the Closing Date and shall be delivered to The Bank of New York, 100 Church Street, New York, New York 10286, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

          1.4 The Fund will pay or cause to be paid to the Acquiring Fund any interest received on or after the Closing Date with respect to assets transferred to the Acquiring Fund hereunder. The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

          1.5 As soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Fund will liquidate and distribute pro rata to the Fund's shareholders of record, determined as of the close of business on the Closing Date (the "Fund Shareholders"), Acquiring Fund Shares received by the Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the applicable Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of the applicable Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund.

          1.6 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's current prospectus and statement of additional information.

          1.7 Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

          1.8 Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund's existence is terminated.

          2. VALUATION.

          2.1 The value of the Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of trading on the floor of the New York Stock Exchange (currently, 4:00 p.m., New York time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Fund's Articles of Incorporation, as amended (the "Charter"), and then-current prospectus or statement of additional information.

          2.2 The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's Charter and then-current prospectus or statement of additional information.

          2.3 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Share determined in accordance with paragraph 2.2.

          2.4 All computations of value shall be made in accordance with the regular practices of the Acquiring Fund.

          3. CLOSING AND CLOSING DATE.

          3.1 The Closing Date shall be August 23, 2001, or such other date as the parties, through their duly authorized officers, may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided. The Closing shall be held at 10:00 a.m., New York time, at the offices of Dreyfus, 200 Park Avenue, 7th Floor, New York, New York, or such other time and/or place as the parties may mutually agree.

          3.2 The Custodian shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Fund's portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date; and (b) all necessary taxes including all applicable stock transfer stamps have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities.

          3.3 If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or
(b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

          3.4 The transfer agent for the Fund shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Fund, or provide evidence satisfactory to the Fund that such Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

          4. REPRESENTATIONS AND WARRANTIES.

          4.1 The Fund represents and warrants to the Acquiring Fund as follows:

                    (a) The Fund is an unincorporated business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement.

                    (b) The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

                    (c) The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Fund's Agreement and Declaration of Trust, as amended (the "Trust Agreement"), or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which the Fund is bound.

                    (d) The Fund has no material contracts or other commitments outstanding (other than this Agreement) which will be terminated with liability to it on or prior to the Closing Date.

                    (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                    (f) The Statements of Assets and Liabilities of the Fund for the five fiscal years ended December 31, 2000 have been audited by Ernst & Young LLP, independent auditors, and are in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

                    (g) Since December 31, 2000, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in Sections 1.2 and 4.1(f) hereof.

                    (h) At the Closing Date, all Federal and other tax returns and reports of the Fund required by law to have been filed by such dates shall have been filed, and all Federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                    (i) For each fiscal year of its operation, the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

                    (j) All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund. All of the issued and outstanding shares of the Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund's shares, nor is there outstanding any security convertible into any of the Fund's shares.

                    (k) On the Closing Date, the Fund will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

                    (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Fund's Board and, subject to the approval of the Fund Shareholders, this Agreement will constitute the valid and legally binding obligation of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                    (m) The proxy statement of the Fund (the "Proxy Statement") included in the Registration Statement referred to in paragraph 5.5 (other than information therein that has been furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

         4.2  The Acquiring Fund represents and warrants to the Fund as follows:

                    (a) The Acquiring Fund is a corporation duly organized and validly existing under the laws of the State of Maryland and has power to carry on its business as it is now being conducted and to carry out its obligations under this Agreement.

                    (b) The Acquiring Fund is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

                    (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                    (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Acquiring Fund's Charter or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound.

                    (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                    (f) The Statements of Assets and Liabilities of the Acquiring Fund for the five fiscal years ended October 31, 2000 have been audited by Ernst & Young LLP, independent auditors, and are in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

                    (g) Since October 31, 2000, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in Section 4.2(f) hereof.

                    (h) At the Closing Date, all Federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all Federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof.

                    (i) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

                    (j) All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                    (k) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Acquiring Fund's Board and shareholders, and this Agreement will constitute the valid and legally binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                    (l) The Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund and is based on information furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

          5. COVENANTS OF THE ACQUIRING FUND AND THE FUND.

          5.1 The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and distributions.

          5.2 The Fund will call a meeting of the Fund shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

          5.3 Subject to the provisions of this Agreement, the Acquiring Fund and the Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

          5.4 As promptly as practicable, but in any case within sixty days after the Closing Date, the Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for Federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Fund's President or its Vice President and Treasurer.

          5.5 The Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus"), which will include the Proxy Statement referred to in paragraph 4.1(m), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act in connection with the meeting of the Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein.

          5.6 The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

          6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

          The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

          6.1 All representations and warranties of the Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

          6.2 The Fund shall have delivered to the Acquiring Fund a statement of the Fund's assets and liabilities, together with a list of the Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Fund's Treasurer.

          6.3 The Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Fund's President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

          7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

          The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

          7.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

          7.2 The Acquiring Fund shall have delivered to the Fund on the Closing Date a certificate executed in its name by the Acquiring Fund's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.

          8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE FUND.

          If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

          8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Fund's Trust Agreement.

          8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

          8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the SEC and of state Blue Sky and securities authorities) deemed necessary by the Acquiring Fund or the Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Fund, provided that either party hereto may for itself waive any of such conditions.

          8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

          8.5 The Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Fund Shareholders all of the Fund's investment company taxable income for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods ending on or prior to the Closing Date; and all of its net capital gain realized in all taxable years or periods ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

          8.6 The parties shall have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that for Federal income tax purposes:

                    (a) The transfer of all or substantially all of the Fund's assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code; (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund;
(c) No gain or loss will be recognized by the Fund upon the transfer of the Fund's assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Fund Shareholders in exchange for their shares of the Fund; (d) No gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares; (e) The aggregate tax basis for the Acquiring Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) The tax basis of the Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Fund immediately prior to the Reorganization, and the holding period of the assets of the Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Fund.

                    No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for Federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any shareholder of the Fund that is required to recognize unrealized gains and losses for Federal income tax purposes under a mark-to-market system of accounting.

          9. TERMINATION OF AGREEMENT.

          9.1 This Agreement and the transaction contemplated hereby may be terminated and abandoned by resolution of the Board of the Fund or of the Acquiring Fund, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund shareholders) if circumstances should develop that, in the opinion of the parties' Board, make proceeding with the Agreement inadvisable.

          9.2 If this Agreement is terminated and the transaction contemplated hereby is abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members, officers or shareholders of the Acquiring Fund or of the Fund, as the case may be, in respect of this Agreement, except that the parties shall bear the aggregate expenses of the transaction contemplated hereby in proportion to their respective net assets as of the date this Agreement is terminated or the exchange contemplated hereby is abandoned.

          10. WAIVER.

          At any time prior to the Closing Date, any of the foregoing conditions may be waived by the Board of the Acquiring Fund or of the Fund if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Acquiring Fund or of the Fund, as the case may be.

          11. MISCELLANEOUS.

          11.1 None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

          11.2 This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

          11.3 This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Fund and the Acquiring Fund shall be governed and construed in accordance with the internal laws of the Commonwealth of Massachusetts and the State of Maryland, respectively, without giving effect to principles of conflict of laws.

          11.4 This Agreement may be amended only by a signed writing between the parties.

          11.5 This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

          11.6 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

          11.7 The names "Dreyfus Global Growth Fund" and "Trustees of Dreyfus Global Growth Fund" refer respectively to the Fund and its Trustees, as trustees but not individually or personally, acting from time to time under the Trust Agreement, a copy of which is on file at the office of the Secretary of the Commonwealth of Massachusetts and at the principal office of the Fund. The obligations of the Fund entered into in the name or on behalf of the Fund by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Fund personally, but bind only the Fund's property, and all persons dealing with the Fund's shares must look solely to the Fund's property for the enforcement of any claims against the Fund.

          IN WITNESS WHEREOF, the Acquiring Fund and the Fund have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

                                 DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC.


                                 By: /s/ STEPHEN E. CANTER
                                    -----------------------------------
                                    Stephen E. Canter,
                                    President

ATTEST: /s/ STEVEN F. NEWMAN
       ---------------------
       Steven F. Newman,
       Secretary

                                 DREYFUS GLOBAL GROWTH FUND

                                 By: /s/ STEPHEN E. CANTER
                                    -----------------------------------
                                    Stephen E. Canter,
                                    President

ATTEST: /s/ MICHAEL A. ROSENBERG
       --------------------------
       Michael A. Rosenberg,
       Secretary

                           DREYFUS GLOBAL GROWTH FUND

          The undersigned shareholder of the Dreyfus Global Growth Fund (the "Fund") hereby appoints Anthony J. Galioto and Michael A. Rosenberg, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on June 1, 2001, at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, at 10:00 a.m. on August 16, 2001, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

          Please mark boxes in blue or black ink.

          1. To approve an Agreement and Plan of Reorganization between the Fund and Dreyfus Premier Worldwide Growth Fund, Inc. (the "Acquiring Fund"), providing for the transfer of all of the assets of the Fund, subject to its liabilities in exchange for Class A shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's liabilities, and the pro rata distribution of those shares to the Fund's shareholders and subsequent termination of the Fund.

                   FOR              AGAINST           ABSTAIN
                   |_|                |_|               |_|

          2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF TRUSTEES AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

                         Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is acknowledged.

                                               Dated: ____, 2001

                                               -------------------------
                                               Signature(s)

                                               -------------------------
                                               Signature(s)

Sign, Date and Return the Proxy Card

Promptly Using the Enclosed Envelope

                   DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC.


                       STATEMENT OF ADDITIONAL INFORMATION

                                  JUNE 1, 2001

                          Acquisition of the Assets of

                           DREYFUS GLOBAL GROWTH FUND

                           144 Glenn Curtiss Boulevard

                         Uniondale, New York 11556-0144

                                 1-800-645-6561

                    By and in Exchange for Class A Shares of

                   DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC.

                           144 Glenn Curtiss Boulevard

                         Uniondale, New York 11556-0144

                                 1-800-645-6561



          This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated June 1, 2001, relating specifically to the proposed transfer of all of the assets and liabilities of Dreyfus Global Growth Fund (the "Fund") in exchange for Class A shares of Dreyfus Premier Worldwide Growth Fund, Inc. (the "Acquiring Fund"). The transfer is to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

          1. The Acquiring Fund's Statement of Additional Information dated March 1, 2001.

          2. The Acquiring Fund's Annual Report for the fiscal year ended October 31, 2000.

          3. The Fund's Annual Report for the fiscal year ended December 31,
2000.

          The Acquiring Fund's Statement of Additional Information, and the financial statements included in the Acquiring Fund's Annual Report and the Fund's Annual Report are incorporated herein by reference. The Prospectus/Proxy Statement dated June 1, 2001 may be obtained by writing to the Fund or Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.